CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-6

DERIVED INFORMATION   7/26/05

[$563,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$790,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 23.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,521
Total Outstanding Loan Balance	$799,740,390*	Min	Max
Average Loan Current Balance	$144,854	$2,291	$1,496,709
Weighted Average Original LTV	81.0%**
Weighted Average Coupon	7.20%	4.63%	13.69%
Arm Weighted Average Coupon	7.03%
Fixed Weighted Average Coupon	8.01%
Weighted Average Margin	6.05%	2.75%	10.85%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	82.7%
% Fixed	17.3%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$800,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

1. Product
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Product	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Arm 2/28	3,453	600,720,761	75.1	7.07	100.0	631	87.8	40.7	53.8	49.6	93.0	6.4
Arm 3/27	293	51,735,464	6.5	6.68	100.0	627	84.4	39.3	68.0	70.2	97.7	2.2
Arm 5/25	44	8,841,970	1.1	6.37	100.0	664	78.6	40.4	82.2	51.0	93.8	1.4
Arm 6 Month	1	76,374	0.0	6.99	100.0	574	90.0	33.5	100.0	100.0	100.0	0.0
Fixed Balloon 15/30	530	24,187,202	3.0	10.41	0.0	654	98.0	42.5	44.9	27.1	98.2	1.3
Fixed Rate	1,200	114,178,618	14.3	7.50	0.0	631	82.4	37.7	74.6	77.1	93.0	6.5
Total:	5,521	799,740,390	100.0	7.20	82.7	632	87.0	40.2	57.7	54.2	93.4	5.9
2. Interest Only Period (Months)
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Interest Only Period (Months)	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
0	4,757	608,796,422	76.1	7.35	77.6	625	86.2	39.9	59.2	56.1	93.1	6.2
24	108	31,972,928	4.0	6.68	100.0	653	91.3	41.4	52.7	47.9	99.6	0.4
36	28	7,810,530	1.0	6.49	100.0	628	83.8	37.8	59.6	65.3	98.0	2.0
60	594	143,438,271	17.9	6.72	98.6	652	89.7	41.1	53.3	46.6	94.1	5.4
84	6	769,200	0.1	6.48	100.0	646	79.8	37.6	82.9	68.4	100.0	0.0
120	28	6,953,038	0.9	6.83	98.6	668	85.7	41.5	43.5	52.4	73.9	19.9
Total:	5,521	799,740,390	100.0	7.20	82.7	632	87.0	40.2	57.7	54.2	93.4	5.9
2

3. Occupancy Status
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Occupancy Status	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Primary	5,083	747,233,867	93.4	7.16	82.6	630	87.3	40.4	57.7	54.8	100.0	0.0
Second Home	28	5,374,649	0.7	7.36	85.5	676	88.0	37.6	47.7	15.0	0.0	0.0
Investor	410	47,131,874	5.9	7.78	83.7	659	82.8	37.1	59.5	48.9	0.0	100.0
Total:	5,521	799,740,390	100.0	7.20	82.7	632	87.0	40.2	57.7	54.2	93.4	5.9
4. Documentation Type
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Documentation Type	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Full	3,539	461,776,496	57.7	7.08	79.2	621	86.8	40.2	100.0	60.2	93.4	6.1
Reduced	1,024	167,236,724	20.9	7.41	86.9	650	90.0	40.7	0.0	22.6	92.8	6.1
No Income/ No Asset	56	6,201,531	0.8	8.10	74.8	636	74.7	35.0	0.0	75.1	93.6	6.4
Stated Income / Stated Assets	902	164,525,638	20.6	7.27	88.5	642	85.0	39.9	0.0	68.5	94.3	5.2
Total:	5,521	799,740,390	100.0	7.20	82.7	632	87.0	40.2	57.7	54.2	93.4	5.9
5. DTI
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
DTI	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
<= 30.0	901	110,137,181	13.8	7.24	75.1	631	81.3	23.2	61.0	66.5	89.4	9.6
30.1 - 35.0	638	86,126,017	10.8	7.15	80.1	632	86.4	32.7	57.4	56.6	92.6	6.7
35.1 - 40.0	938	132,148,764	16.5	7.17	83.8	633	86.6	37.7	58.2	56.5	92.6	6.3
40.1 - 45.0	1,287	196,682,825	24.6	7.23	84.4	634	88.7	42.7	49.6	47.3	94.4	5.0
45.1 - 50.0	1,628	252,266,319	31.5	7.20	85.2	632	89.1	47.9	61.3	50.4	94.8	4.8
50.1 - 55.0	122	21,379,143	2.7	7.05	80.8	599	82.4	52.4	71.3	74.9	99.1	0.9
55.1 - 60.0	7	1,000,142	0.1	7.54	87.6	635	89.8	57.4	73.6	39.1	70.3	29.7
Total:	5,521	799,740,390	100.0	7.20	82.7	632	87.0	40.2	57.7	54.2	93.4	5.9
6. Silent Second
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Silent Second	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
2nd Lien Exists	1,508	253,404,919	31.7	6.82	93.8	653	99.1	41.6	50.7	17.8	97.6	1.8
No 2nd Lien Exists	4,013	546,335,471	68.3	7.38	77.5	622	81.4	39.6	61.0	71.0	91.5	7.8
Total:	5,521	799,740,390	100.0	7.20	82.7	632	87.0	40.2	57.7	54.2	93.4	5.9

Statistical Collateral Summary – Arizona Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 29.3% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	252
Total Outstanding Loan Balance	$35,944,190	Min	Max
Average Loan Current Balance	$142,636	$14,959	$479,536
Weighted Average Original LTV	81.6%**
Weighted Average Coupon	7.21%	5.25%	12.13%
Arm Weighted Average Coupon	7.09%
Fixed Weighted Average Coupon	8.10%
Weighted Average Margin	6.12%	3.12%	9.00%
Weighted Average FICO (Non-Zero)	630
Weighted Average Age (Months)	2
% First Liens	96.4%
% Second Liens	3.6%
% Arms	88.4%
% Fixed	11.6%
% of Loans with Mortgage Insurance	0.0%

*

Approximately 4.5% of the computational material pool is concentrated in Arizona.

**

Note, for second liens, CLTV is employed in this calculation.

1. Product
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Product	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Arm 2/28	181	29,471,942	82.0	7.11	100.0	629	89.4	38.8	55.3	46.6	94.5	4.1
Arm 3/27	13	2,293,645	6.4	6.92	100.0	615	90.8	40.3	62.2	70.0	100.0	0.0
Fixed Balloon 15/30	33	1,230,436	3.4	10.26	0.0	641	99.8	42.1	78.7	27.3	97.9	2.1
Fixed Rate	25	2,948,168	8.2	7.19	0.0	645	83.0	33.3	83.5	85.7	100.0	0.0
Total:	252	35,944,190	100.0	7.21	88.4	630	89.4	38.6	58.9	50.6	95.4	3.4
2. Interest Only Period (Months)
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Interest Only Period (Months)	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
0	195	25,420,201	70.7	7.33	84.5	622	88.2	38.1	56.0	54.0	95.4	3.0
24	6	1,616,200	4.5	7.42	100.0	639	87.1	41.5	32.3	53.4	100.0	0.0
36	1	176,000	0.5	6.99	100.0	594	100.0	27.6	100.0	100.0	100.0	0.0
60	49	8,626,989	24.0	6.84	97.1	648	92.9	39.6	70.9	40.0	95.8	4.2
120	1	104,800	0.3	6.50	100.0	802	100.0	36.2	100.0	0.0	0.0	100.0
Total:	252	35,944,190	100.0	7.21	88.4	630	89.4	38.6	58.9	50.6	95.4	3.4

3. Occupancy Status
			Total	%				WA	WA	%	%	%
		No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Occupancy Status		Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Primary		238	34,300,991	95.4	7.18	87.9	626	89.5	38.8	58.9	52.2	100.0	0.0
Second Home		3	422,205	1.2	7.24	100.0	686	84.7	34.0	31.5	0.0	0.0	0.0
Investor		11	1,220,995	3.4	7.93	97.9	711	86.1	32.9	67.0	25.7	0.0	100.0
Total:		252	35,944,190	100.0	7.21	88.4	630	89.4	38.6	58.9	50.6	95.4	3.4
4. Documentation Type
			Total	%				WA	WA	%	%	%
		No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Documentation Type		Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Full		154	21,161,229	58.9	7.11	83.8	621	87.5	39.4	100.0	65.4	95.5	3.9
Reduced		51	8,076,675	22.5	7.14	95.0	647	93.1	36.7	0.0	16.9	92.0	4.4
No Income/ No Asset		2	171,495	0.5	8.60	55.9	634	86.6	0.0	0.0	0.0	100.0	0.0
Stated Income /	Stated Assets	45	6,534,791	18.2	7.57	95.9	636	90.7	38.2	0.0	45.9	99.3	0.7
Total:		252	35,944,190	100.0	7.21	88.4	630	89.4	38.6	58.9	50.6	95.4	3.4
5. DTI
			Total	%				WA	WA	%	%	%
		No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
DTI		Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
<= 30.0		41	6,261,783	17.4	6.94	79.6	639	87.2	24.2	61.5	45.8	89.5	7.6
30.1 - 35.0		37	5,523,920	15.4	7.52	91.7	624	89.5	32.2	48.4	51.9	100.0	0.0
35.1 - 40.0		47	6,396,740	17.8	7.16	90.4	634	88.1	37.8	50.3	54.9	92.4	5.9
40.1 - 45.0		55	7,774,978	21.6	7.37	88.3	629	90.8	42.9	64.6	53.0	96.6	3.4
45.1 - 50.0		67	9,333,626	26.0	7.12	91.2	626	90.8	47.7	61.6	45.2	97.5	1.1
50.1 - 55.0		5	653,144	1.8	6.99	85.4	621	82.9	52.8	100.0	94.2	100.0	0.0
Total:		252	35,944,190	100.0	7.21	88.4	630	89.4	38.6	58.9	50.6	95.4	3.4
6. Silent Second
			Total	%				WA	WA	%	%	%
		No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Silent Second		Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
2nd Lien Exists		92	14,406,678	40.1	6.75	98.5	647	99.4	39.9	45.2	17.0	99.3	0.7
No 2nd Lien Exists		160	21,537,513	59.9	7.52	81.6	618	82.7	37.7	68.0	73.2	92.9	5.2
Total:		252	35,944,190	100.0	7.21	88.4	630	89.4	38.6	58.9	50.6	95.4	3.4

Statistical Collateral Summary – California Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 46.3% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	777
Total Outstanding Loan Balance	$205,981,220*	Min	Max
Average Loan Current Balance	$265,098	$2,291	$1,496,709
Weighted Average Original LTV	78.1%**
Weighted Average Coupon	6.70%	4.72%	12.40%
Arm Weighted Average Coupon	6.55%
Fixed Weighted Average Coupon	7.98%
Weighted Average Margin	5.82%	2.75%	9.65%
Weighted Average FICO (Non-Zero)	640
Weighted Average Age (Months)	3
% First Liens	96.4%
% Second Liens	3.6%
% Arms	89.3%
% Fixed	10.7%
% of Loans with Mortgage Insurance	0.0%

*

Approximately 25.8% of the computational material pool is concentrated in California.

**

Note, for second liens, CLTV is employed in this calculation.

1. Product
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Product	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Arm 2/28	553	164,010,391	79.6	6.58	100.0	638	84.4	41.3	43.3	59.6	94.6	5.2
Arm 3/27	54	16,708,191	8.1	6.32	100.0	633	79.8	39.7	61.6	74.9	97.0	3.0
Arm 5/25	8	3,168,531	1.5	6.14	100.0	679	71.1	42.3	88.3	35.1	84.3	2.2
Fixed Balloon 15/30	102	7,378,810	3.6	10.21	0.0	675	98.6	43.5	31.6	7.5	98.7	0.8
Fixed Rate	60	14,715,298	7.1	6.86	0.0	643	76.8	37.8	68.1	85.7	87.3	12.7
Total:	777	205,981,220	100.0	6.70	89.3	640	83.7	41.0	46.8	60.4	94.3	5.4
2. Interest Only Period												(Months)
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Interest Only Period (Months)	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
0	486	110,586,973	53.7	6.92	80.8	627	79.8	40.8	48.0	68.0	93.0	6.6
24	63	20,367,217	9.9	6.31	100.0	659	91.7	40.9	52.4	48.5	100.0	0.0
36	16	5,268,072	2.6	6.49	100.0	625	80.4	36.6	44.7	67.6	97.0	3.0
60	205	67,292,859	32.7	6.48	98.6	655	88.2	41.6	44.0	50.9	94.8	4.8
120	7	2,466,100	1.2	6.93	100.0	660	81.6	44.2	30.8	65.1	85.4	14.6
Total:	777	205,981,220	100.0	66.70	89.3	640	83.7	41.0	46.8	60.4	94.3	5.4

3. Occupancy Status
			Total	%				WA	WA	%	%	%
		No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Occupancy Status		Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Primary		730	194,209,743	94.3	6.66	89.6	638	84.1	41.2	46.9	60.7	100.0	0.0
Second Home		3	689,619	0.3	6.87	94.0	646	79.5	41.4	100.0	0.0	0.0	0.0
Investor		44	11,081,858	5.4	7.45	82.6	667	77.9	38.4	43.2	59.8	0.0	100.0
Total:		777	205,981,220	100.0	6.70	89.3	640	83.7	41.0	46.8	60.4	94.3	5.4
4. Documentation Type
			Total	%				WA	WA	%	%	%
		No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Documentation Type		Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Full		363	96,469,829	46.8	6.40	87.2	631	82.3	41.4	100.0	68.4	94.3	5.0
Reduced		163	39,630,783	19.2	7.07	89.3	655	89.0	41.5	0.0	26.1	92.8	7.2
No Income/ No Asset		14	2,270,458	1.1	8.14	95.1	625	70.8	27.4	0.0	94.8	94.9	5.1
Stated Income /	Stated Assets	237	67,610,150	32.8	6.87	92.0	644	83.2	40.4	0.0	68.0	95.1	4.9
Total:		777	205,981,220	100.0	6.70	89.3	640	83.7	41.0	46.8	60.4	94.3	5.4
5. DTI
			Total	%				WA	WA	%	%	%
		No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
DTI		Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
<= 30.0		113	27,988,398	13.6	6.66	84.5	637	75.1	23.5	49.5	80.0	90.8	9.2
30.1 - 35.0		67	17,694,580	8.6	6.59	85.5	639	82.5	33.0	39.0	60.8	97.4	2.6
35.1 - 40.0		119	31,546,781	15.3	6.66	92.1	643	81.9	37.6	50.1	66.6	89.7	9.0
40.1 - 45.0		212	54,479,171	26.4	6.82	90.6	641	87.2	42.8	32.3	48.1	96.9	3.1
45.1 - 50.0		238	66,336,714	32.2	6.65	90.3	644	86.1	47.8	56.9	56.8	94.7	5.0
50.1 - 55.0		25	7,353,850	3.6	6.90	84.9	587	80.2	52.4	57.5	85.1	100.0	0.0
55.1 - 60.0		3	581,727	0.3	7.65	100.0	639	93.7	56.2	59.8	35.1	59.8	40.2
Total:		777	205,981,220	100.0	6.70	89.3	640	83.7	41.0	46.8	60.4	94.3	5.4
6. Silent Second
			Total	%				WA	WA	%	%	%
		No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Silent Second		Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
2nd Lien Exists		200	60,773,239	29.5	6.35	96.4	675	98.6	42.5	36.9	18.3	97.4	2.2
No 2nd Lien Exists		577	145,207,981	70.5	6.85	86.3	625	77.5	40.4	51.0	78.0	93.0	6.7
Total:		777	205,981,220	100.0	6.70	89.3	640	83.7	41.0	46.8	60.4	94.3	5.4

Statistical Collateral Summary – Florida Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 12.3% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	559
Total Outstanding Loan Balance	$82,814,976*	Min	Max
Average Loan Current Balance	$148,148	$13,955	$704,594
Weighted Average Original LTV	81.0%**
Weighted Average Coupon	7.36%	4.63%	12.00%
Arm Weighted Average Coupon	7.26%
Fixed Weighted Average Coupon	7.95%
Weighted Average Margin	5.99%	3.25%	9.45%
Weighted Average FICO (Non-Zero)	635
Weighted Average Age (Months)	2
% First Liens	97.1%
% Second Liens	2.9%
% Arms	85.6%
% Fixed	14.4%
% of Loans with Mortgage Insurance	0.1%

*

Approximately 10.4% of the computational material pool is concentrated in Florida.

**

Note, for second liens, CLTV is employed in this calculation.

1. Product
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Product	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Arm 2/28	375	65,637,663	79.3	7.31	100.0	634	89.8	41.0	47.0	38.1	95.3	2.7
Arm 3/27	27	4,807,923	5.8	6.58	100.0	633	84.3	38.3	61.5	59.0	100.0	0.0
Arm 5/25	3	415,716	0.5	6.57	100.0	662	84.1	41.4	71.2	28.8	100.0	0.0
Fixed Balloon 15/30	44	1,648,521	2.0	10.17	0.0	665	99.8	40.9	41.4	21.2	100.0	0.0
Fixed Rate	110	10,305,154	12.4	7.60	0.0	639	80.1	38.7	63.2	70.2	96.1	2.8
Total:	559	82,814,976	100.0	7.36	85.6	635	88.5	40.5	49.9	42.9	95.8	2.5
2. Interest Only Period												(Months)
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Interest Only Period (Months)	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
0	504	72,598,758	87.7	7.42	84.0	632	88.4	40.6	48.2	43.2	95.5	2.6
24	2	317,320	0.4	7.50	100.0	671	95.3	33.4	0.0	47.1	100.0	0.0
36	2	458,944	0.6	6.39	100.0	643	85.0	44.7	100.0	68.6	100.0	0.0
60	48	9,044,954	10.9	6.98	97.7	663	90.9	39.9	60.2	40.1	97.8	2.2
84	1	96,000	0.1	6.50 8	100.0	664	80.0	48.0	100.0	0.0	100.0	0.0
120	2	299,000	0.4	6.53	66.6	607	31.3	38.8	100.0	33.4	100.0	0.0
Total:	559	82,814,976	100.0	7.36	85.6	635	88.5	40.5	49.9	42.9	95.8	2.5

3. Occupancy Status
			Total	%				WA	WA	%	%	%
		No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Occupancy Status		Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Primary		536	79,335,688	95.8	7.35	85.4	634	88.6	40.6	49.4	43.2	100.0	0.0
Second Home		7	1,394,572	1.7	7.58	91.4	690	95.9	39.7	87.3	0.0	0.0	0.0
Investor		16	2,084,716	2.5	7.70	86.3	640	80.5	37.0	42.8	62.8	0.0	100.0
Total:		559	82,814,976	100.0	7.36	85.6	635	88.5	40.5	49.9	42.9	95.8	2.5
4. Documentation Type
			Total	%				WA	WA	%	%	%
		No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Documentation Type		Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Full		300	41,288,887	49.9	7.26	82.6	619	86.9	40.3	100.0	53.6	94.9	2.2
Reduced		131	21,393,634	25.8	7.32	88.6	656	90.9	41.3	0.0	14.7	95.4	3.8
No Income/ No Asset		8	592,020	0.7	7.81	61.1	660	73.1	32.7	0.0	46.8	100.0	0.0
Stated Income /	Stated Assets	120	19,540,435	23.6	7.60	89.3	645	89.5	40.3	0.0	51.2	98.0	2.0
Total:		559	82,814,976	100.0	7.36	85.6	635	88.5	40.5	49.9	42.9	95.8	2.5
5. DTI
			Total	%				WA	WA	%	%	%
		No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
DTI		Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
<= 30.0		85	9,395,039	11.3	7.53	79.8	627	80.9	23.4	58.2	57.9	92.0	4.3
30.1 - 35.0		64	8,640,683	10.4	7.27	87.4	645	90.5	32.6	49.4	45.1	95.6	2.4
35.1 - 40.0		95	13,918,423	16.8	7.37	78.7	633	87.8	37.5	54.0	49.2	92.9	4.9
40.1 - 45.0		151	23,974,443	28.9	7.39	88.6	640	89.6	42.8	41.8	36.3	98.5	1.5
45.1 - 50.0		152	24,540,704	29.6	7.31	87.0	634	90.6	47.9	50.8	38.4	95.9	1.8
50.1 - 55.0		11	2,252,644	2.7	7.02	100.0	610	80.3	52.2	65.0	51.3	100.0	0.0
55.1 - 60.0		1	93,041	0.1	8.25	0.0	633	95.0	58.2	100.0	100.0	100.0	0.0
Total:		559	82,814,976	100.0	7.36	85.6	635	88.5	40.5	49.9	42.9	95.8	2.5
6. Silent Second
			Total	%				WA	WA	%	%	%
		No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Silent Second		Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
2nd Lien Exists		180	32,617,113	39.4	6.94	96.3	665	99.5	42.0	41.3	13.5	99.3	0.0
No 2nd Lien Exists		379	50,197,864	60.6	7.63	78.6	616	81.3	39.6	55.4	62.1	93.6	4.2
Total:		559	82,814,976	100.0	7.36	85.6	635	88.5	40.5	49.9	42.9	95.8	2.5

Statistical Collateral Summary – Georgia Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 21.0% of the mortgage loans do not provide for any payments of principal in the first two, five or seven years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	144
Total Outstanding Loan Balance	$19,626,066*	Min	Max
Average Loan Current Balance	$136,292	$13,596	$500,000
Weighted Average Original LTV	83.3%**
Weighted Average Coupon	7.28%	5.25%	12.35%
Arm Weighted Average Coupon	7.24%
Fixed Weighted Average Coupon	7.47%
Weighted Average Margin	6.27%	4.45%	8.25%
Weighted Average FICO (Non-Zero)	636
Weighted Average Age (Months)	2
% First Liens	98.4%
% Second Liens	1.6%
% Arms	84.4%
% Fixed	15.6%
% of Loans with Mortgage Insurance	0.2%

*

Approximately 2.5% of the computational material pool is concentrated in Georgia.

**

Note, for second liens, CLTV is employed in this calculation.

1. Product
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Product	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Arm 2/28	102	15,444,349	78.7	7.26	100.0	634	91.1	40.6	57.7	36.7	92.2	7.8
Arm 3/27	6	736,826	3.8	7.02	100.0	654	94.5	46.3	74.5	51.5	92.1	7.9
Arm 5/25	3	390,400	2.0	6.88	100.0	628	87.7	41.8	100.0	100.0	100.0	0.0
Fixed Balloon 15/30	7	244,640	1.2	11.05	0.0	649	100.0	42.3	30.5	10.6	100.0	0.0
Fixed Rate	26	2,809,851	14.3	7.15	0.0	642	87.3	32.2	71.6	77.9	100.0	0.0
Total:	144	19,626,066	100.0	7.28	84.4	636	90.7	39.6	60.9	44.1	93.5	6.5
2. Interest Only Period												(Months)
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Interest Only Period (Months)	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
0	122	15,497,201	79.0	7.31	81.0	633	90.2	38.4	61.4	45.5	92.8	7.2
24	1	152,000	0.8	7.19	100.0	607	93.2	44.3	100.0	100.0	100.0	0.0
60	19	3,736,065	19.0	7.19	97.2	650	93.6	44.3	54.3	32.5	95.8	4.2
84	2	240,800	1.2	6.65	100.0	624	80.0	38.9	100.0	100.0	100.0	0.0
Total:	144	19,626,066	100.0	7.28	84.4	636	90.7	39.6	60.9	44.1	93.5	6.5

3. Occupancy Status
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Occupancy Status	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Primary	134	18,357,206	93.5	7.23	83.4	635	91.1	39.7	62.4	45.9	100.0	0.0
Investor	10	1,268,860	6.5	8.04	100.0	649	85.1	37.5	38.0	17.4	0.0	100.0
Total:	144	19,626,066	100.0	7.28	84.4	636	90.7	39.6	60.9	44.1	93.5	6.5
4. Documentation Type
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Documentation Type	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Full	97	11,944,452	60.9	7.20	82.5	617	89.6	40.3	100.0	57.1	96.0	4.0
Reduced	27	5,060,032	25.8	7.40	86.0	668	92.2	38.6	0.0	15.6	87.4	12.6
Stated Income / Stated Assets	20	2,621,582	13.4	7.40	90.2	661	93.1	38.2	0.0	39.9	94.2	5.8
Total:	144	19,626,066	100.0	7.28	84.4	636	90.7	39.6	60.9	44.1	93.5	6.5
5. DTI
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
DTI	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
<= 30.0	24	3,281,481	16.7	7.17	57.7	635	86.3	23.6	62.3	78.5	93.7	6.3
30.1 - 35.0	13	1,538,224	7.8	7.42	82.0	635	90.3	33.2	67.8	31.8	73.6	26.4
35.1 - 40.0	29	3,719,123	18.9	7.43	87.2	622	89.7	38.1	49.6	43.2	98.7	1.3
40.1 - 45.0	34	4,734,365	24.1	7.28	93.3	652	92.8	42.3	49.3	20.1	90.6	9.4
45.1 - 50.0	42	6,126,848	31.2	7.20	92.0	634	92.2	47.6	74.4	47.5	97.3	2.7
50.1 - 55.0	2	226,026	1.2	7.53	52.6	595	92.1	53.4	52.6	52.6	100.0	0.0
Total:	144	19,626,066	100.0	7.28	84.4	636	90.7	39.6	60.9	44.1	93.5	6.5
6. Silent Second
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Silent Second	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
2nd Lien Exists	50	7,450,158	38.0	7.24	92.5	650	99.8	42.2	45.7	18.3	100.0	0.0
No 2nd Lien Exists	94	12,175,908	62.0	7.31	79.5	628	85.2	38.0	70.1	59.9	89.6	10.4
Total:	144	19,626,066	100.0	7.28	84.4	636	90.7	39.6	60.9	44.1	93.5	6.5

Statistical Collateral Summary – Nevada Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 51.1% of the mortgage loans do not provide for any payments of principal in the first two, threee, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	160
Total Outstanding Loan Balance	$32,615,052*	Min	Max
Average Loan Current Balance	$203,844	$27,987	$616,181
Weighted Average Original LTV	80.2%**
Weighted Average Coupon	7.19%	5.08%	12.38%
Arm Weighted Average Coupon	7.13%
Fixed Weighted Average Coupon	7.77%
Weighted Average Margin	6.05%	3.25%	8.27%
Weighted Average FICO (Non-Zero)	640
Weighted Average Age (Months)	2
% First Liens	97.9%
% Second Liens	2.1%
% Arms	91.7%
% Fixed	08.3%
% of Loans with Mortgage Insurance	0.0%

*

Approximately 4.1% of the computational material pool is concentrated in Nevada.

**

Note, for second liens, CLTV is employed in this calculation.

1. Product
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Product	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Arm 2/28	124	27,835,269	85.3	7.17	100.0	642	88.8	40.0	41.6	41.5	86.9	8.8
Arm 3/27	11	2,064,292	6.3	6.59	100.0	625	79.6	33.9	77.7	58.1	100.0	0.0
Fixed Balloon 15/30	7	408,346	1.3	10.64	0.0	654	99.3	42.9	19.3	35.8	100.0	0.0
Fixed Rate	18	2,307,145	7.1	7.27	0.0	630	76.9	39.3	75.0	82.7	93.0	7.0
Total:	160	32,615,052	100.0	7.19	91.7	640	87.5	39.6	45.9	45.4	88.3	8.0
2. Interest Only Period												(Months)
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Interest Only Period (Months)	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
0	93	15,945,060	48.9	7.32	83.0	626	84.7	40.0	47.6	47.8	86.3	8.8
24	13	3,263,983	10.0	7.48	100.0	641	90.1	41.8	35.1	44.6	95.9	4.1
36	6	1,179,914	3.6	6.47	100.0	651	87.7	35.1	79.8	45.4	100.0	0.0
60	46	11,831,996	36.3	7.00	100.0	656	90.4	38.7	43.1	42.0	87.5	9.1
120	2	394,100	1.2	6.88	100.0	693	91.9	48.8	53.9	53.9	100.0	0.0
Total:	160	32,615,052	100.0	7.19	91.7	640	87.5	39.6	45.9	45.4	88.3	8.0

3. Occupancy Status
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Occupancy Status	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Primary	140	28,809,729	88.3	7.12	91.1	636	87.5	40.2	47.1	48.7	100.0	0.0
Second Home	3	1,196,068	3.7	7.64	100.0	682	90.2	38.0	0.0	15.0	0.0	0.0
Investor	17	2,609,255	8.0	7.75	93.8	668	86.5	34.5	54.5	22.6	0.0	100.0
Total:	160	32,615,052	100.0	7.19	91.7	640	87.5	39.6	45.9	45.4	88.3	8.0
4. Documentation Type
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Documentation Type	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Full	82	14,980,252	45.9	6.85	87.9	626	82.6	37.8	100.0	64.4	90.5	9.5
Reduced	43	10,673,650	32.7	7.28	97.8	652	92.3	41.9	0.0	14.4	86.5	3.9
No Income/ No Asset	3	772,919	2.4	7.75	100.0	691	86.8	0.0	0.0	70.0	100.0	0.0
Stated Income / Stated Assets	32	6,188,231	19.0	7.77	89.1	648	91.1	40.1	0.0	49.6	84.7	12.4
Total:	160	32,615,052	100.0	7.19	91.7	640	87.5	39.6	45.9	45.4	88.3	8.0
5. DTI
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
DTI	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
<= 30.0	24	4,065,281	12.5	7.08	95.3	653	83.6	23.5	60.7	61.4	78.9	16.7
30.1 - 35.0	25	5,756,498	17.6	7.04	86.0	641	81.8	32.4	66.9	51.4	83.2	16.8
35.1 - 40.0	28	5,723,269	17.5	7.09	93.9	631	88.0	37.7	46.7	51.2	90.5	2.5
40.1 - 45.0	40	8,872,972	27.2	7.24	92.5	641	92.0	43.4	29.4	31.9	93.1	0.0
45.1 - 50.0	40	7,609,188	23.3	7.43	95.5	640	89.1	47.5	37.4	43.1	89.3	10.7
50.1 - 55.0	2	356,355	1.1	6.37	0.0	613	74.0	51.9	84.6	84.6	100.0	0.0
55.1 - 60.0	1	231,489	0.7	6.38	100.0	644	80.0	59.5	100.0	0.0	100.0	0.0
Total:	160	32,615,052	100.0	7.19	91.7	640	87.5	39.6	45.9	45.4	88.3	8.0
6. Silent Second
		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Silent Second	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
2nd Lien Exists	55	12,801,770	39.3	7.09	100.0	660	98.3	41.0	25.1	6.4	86.2	5.9
No 2nd Lien Exists	105	19,813,282	60.7	7.25	86.3	627	80.5	38.7	59.4	70.5	89.7	9.4
Total:	160	32,615,052	100.0	7.19	91.7	640	87.5	39.6	45.9	45.4	88.3	8.0